Exhibit No. 99.1
Form 10-QSB
Transform Pack International, Inc.
SEC File No. 000-31727

    Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Quarterly Report of Transform Pack International, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hans Meier, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 30, 2003            By: /s/ Hans Meier, Chief Executive Officer

     In connection with the Quarterly Report of Transform Pack International, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nathalie Cormier, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 30, 2003           By: /s/ Nathalie Cormier, Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Transform Pack International, Inc. and will be retained by Transform Pack International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.